UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 4, 2015

Horizon Global Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-37427	47-3574483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 100 Bloomfield Hills, MI 48304 _______________________________ (Address of principal executive offices)		48304 ___________ (Zip Code)

Registrant’s telephone number, including area code:	(248) 593-8820

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Horizon Global Corporation (the “Corporation”) issued a press release on August 4, 2015 announcing preliminary financial results for the second quarter ended June 30, 2015. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference. The press release is also available on the Corporation's website at www.horizonglobal.com.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.
Item 9.01        Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Horizon Global Corporation

By:     /s/ David Rice
Name: David Rice
Title: Chief Financial Officer
August 5, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release.